Common and Preferred Stock	9 Months Ended
Sep. 30, 2016
Equity [Abstract]
COMMON AND PREFERRED STOCK
COMMON AND PREFERRED STOCK

Common Stock Repurchase Activity and Dividends

In the nine months ended September 30, 2016, the Company repurchased 150,000 shares of common stock pursuant to the share repurchase program announced on November 12, 2015 (the “Repurchase Program”) at an average purchase price of approximately $2.05 per share, exclusive of commissions and related fees. Pursuant to the Repurchase Program, the Company was authorized to repurchase up to 500,000 shares of its outstanding common stock during a twelve-month period. The Repurchase Program expired in accordance with its terms upon completion of such twelve-month period on November 12, 2016. During the quarter ended September 30, 2016, the Company made no repurchases of common stock. For information on the Company’s new share repurchase programs, see Note 16 - Subsequent Events.

There were no cash dividends paid to shareholders of common stock of record during the three and nine month periods ended September 30, 2016.

On March 31, 2015, the Board declared a cash dividend of $0.05 per share to shareholders of common stock of record as of April 15, 2015. The cash dividend was paid on April 30, 2015.

On June 30, 2015, the Board declared a cash dividend of $0.055 per share to shareholders of common stock of record as of July 15, 2015. The cash dividend was paid on July 31, 2015.

On September 29, 2015, the Board declared a cash dividend of $0.06 per share to shareholders of common stock of record as of October 15, 2015. The $1.2 million dividend payable is recorded as part of accrued expenses at September 30, 2015. The cash dividend was paid on October 31, 2015.

Preferred Stock

The liquidation preference of the Series A Preferred Stock is $25 per share. Cumulative dividends accrue and are paid in the amount of $2.72 per share each year, which is equivalent to 10.875% of the $25 liquidation preference per share. The dividend rate may increase under certain circumstances.

Holders of the Series A Preferred Stock generally have no voting rights but have limited voting rights under certain circumstances. The Company may not redeem the Series A Preferred Stock before December 1, 2017, except the Company is required to redeem the Series A Preferred Stock following a “Change of Control,” as defined in the Company’s Articles of Incorporation. On and after December 1, 2017, the Company may, at its option, redeem the Series A Preferred Stock, in whole or in part, by paying $25 per share, plus any accrued and unpaid dividends to the redemption date.

The change-in-control provision requires the Series A Preferred Stock to be classified as temporary equity because, although deemed a remote possibility, a purchaser could acquire a majority of the voting power of the outstanding common stock without company approval, thereby triggering redemption. FASB ASC Topic 480-10-S99-3A, SEC Staff Announcement: Classification and Measurement of Redeemable Securities, requires classification outside of permanent equity for redeemable instruments for which the redemption triggers are outside of the issuer’s control. The assessment of whether the redemption of an equity security could occur outside of the issuer’s control is required to be made without regard to the probability of the event or events that may result in the instrument becoming redeemable.

Preferred Stock Offerings and Dividends

The following table summarizes the shares of the Series A Preferred Stock issued by the Company and net proceeds received from issuance of the Series A Preferred Stock for the periods shown below:

	Shares Issued and Outstanding	Net Proceeds Received (in 000's)	Dividends Paid (in 000’s)
Balance, December 31, 2015	2,426,930	$54,714	$—

Activity for the three months ended :
March 31, 2016	186,905	3,677	1,777
June 30, 2016	43,204	870	1,801
September 30, 2016	106,796	2,243	1,879
Total	336,905	6,790	5,457

Balance, September 30, 2016	2,763,835	$61,504	$—